UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 18, 2009

Date of Earliest Event Reported:  May 18, 2009

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio	31-1332119
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5057 Troy Rd, Springfield, OH	45502-9032
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Item 2.02.  Financial Statements and Exhibits.

On Monday, May 18, 2009, AdCare Health Systems, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2009.  A copy of this press release is furnished as Exhibit 99.1 hereto.  Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Current Report on Form 8-K, including the attached exhibit and the information set forth therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  May 18, 2009

ADCARE HEALTH SYSTEMS, INC.

By:  /s/ Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	AdCare Health Systems, Inc. Press Release, dated May 18, 2009.

Exhibit 99.1

Press Release

  AdCare Health Systems, Inc. Turns Profitable                                                         Reports 2009 First Quarter Earnings Results

SPRINGFIELD, OHIO, May 18, 2009 /PRNewswire-FirstCall/ AdCare Health Systems, Inc. (NYSE AMEX: ADK), an Ohio-based long-term care, home health care and management company, today reported financial results for its first quarter of 2009.

Revenues for the quarter ended March 31st, 2009 were $6,384,889 as compared to $5,992,542 for the same quarter in 2008, an increase of $392,347.  The increase was primarily due to improved occupancy at its assisted living communities, an increase in Medicare patients at its nursing homes, and the acquisition of the Lincoln Lodge.

Income from operations for the quarter ended March 31, 2009 was $403,926 as compared to $155,195 for the first quarter ended March 31, 2008, an increase of $248,731.  Net income for the quarter ended March 31, 2009 was $95,814 as compared to a net loss of $139,468 for the quarter ended March 31, 2008, an increase of $235,282.  Basic and diluted net income per share for the three months ended March 31, 2009 was $0.03          as compared to a net loss per share of $0.02 for the three months ended March 31, 2008, an improvement of $0.05 per share for the quarter.

David A. Tenwick, Chairman of AdCare, stated “I am pleased that the Company has turned profitable and continues to make progress.  It is a testament to the strength of our senior management team to have made such considerable financial improvements during this economic downturn.”  He continued, “AdCare has improved its working capital by $490,000 since year end.  The Company’s current liabilities are only about $50,000 more than its current assets which is a significant improvement from year end.  In addition, EBITDA (earnings before interest, taxes, depreciation and amortization) was $629,234 for the first quarter as compared to $381,889 for the first quarter last year, an increase of $247,345 or 65%.

About AdCare Health Systems, Inc.

AdCare Health Systems, Inc. (NYSE AMEX: ADK) develops, owns and manages assisted living facilities, nursing homes and retirement communities and provides home health care services.  Prior to becoming a publicly traded company in November of 2006, AdCare operated as a private company for 18 years.  AdCare’s 900 employees provide high-quality care for patients and residents residing in the 14 facilities that they manage, six of which are assisted living facilities, six skilled nursing centers and two independent senior living communities.  The Company has ownership interests in eight of those facilities.  In the ever expanding marketplace of long-term care, AdCare’s mission is to provide quality healthcare services to the elderly.

Safe Harbor Statement

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of federal law.  Such forward-looking statements reflect management’s beliefs and assumptions and are based on information currently available to management.  The forward-looking statements involve known and  unknown  risks, results, performance or achievements of the Company to differ materially from those expressed or implied in such statements.  Such factors are identified in the public filings made by the Company with the Securities and Exchange Commission and include the Company’s ability to secure lines of credit and/or an acquisition credit facility, find suitable acquisition properties at favorable terms, changes in the health care industry because of political and economic influences, changes in regulations governing the industry, changes in reimbursement levels including those under the Medicare and Medicaid programs and changes in the competitive marketplace.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Contact:

 April Spittle

Manager of Corporate Communications

1-703-893-0021 ext. 108

aspittle@galencc.com

www.adcarehealth.com

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	March 31,	December 31,
	2009	2008
ASSETS	(Unaudited)
Current Assets:
Cash	$ 1,552,019	$ 1,266,315
Accounts receivable:
Long-term care resident receivables, net	1,836,336	2,008,847
Management, consulting and development receivables, net	285,979	258,811
Advances and receivables from affiliates	23,081	17,635
Prepaid expenses and other	516,373	478,534
Total current assets	4,213,788	4,030,142

Restricted cash	1,141,777	1,155,596
Property and equipment, net	16,622,981	16,772,660
License, net	1,189,307	1,189,307
Goodwill	2,679,482	2,679,482
Other assets	922,573	1,012,340
Total assets	$ 26,769,908	$ 26,839,527

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$ 725,242	$ 713,323
Current portion of notes payable to stockholder	9,432	9,432
Accounts payable	836,203	1,009,002
Accrued expenses	2,693,637	2,838,407
Total current liabilities	4,264,513	4,570,164

Notes payable and other debt, net of current portion	16,824,813	16,974,788
Notes payable to stockholder, net of current portion	32,594	34,626
Other liabilities	549,055	299,314
Income tax payable	180,649	170,007
Total liabilities	21,851,623	22,048,899

Stockholders' equity:
Preferred stock, no par value; 500,000 shares authorized;
no shares issued or outstanding	-	-
Common stock and additional paid-in capital, no par value;
14,500,000 shares authorized; 3,786,129 shares issued and outstanding	14,790,692	14,766,967
Accumulated deficit	(10,149,718)	(10,245,532)
Total stockholders' equity	4,640,974	4,521,435
Noncontrolling interest in subsidiaries	277,311	269,193
Total equity	4,918,285	4,790,628
Total liabilities and stockholders' equity	$ 26,769,908	$ 26,839,527

See notes to consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2009	2008
Revenues:
Patient care revenues	$ 5,916,835	$ 5,568,061
Management, consulting and development fee revenue	468,054	424,481
Total revenue	6,384,889	5,992,542

Expenses:
Payroll and related payroll costs	3,737,729	3,587,397
Other operating expenses	2,017,926	2,023,256
Depreciation and amortization	225,308	226,694
Total expenses	5,980,963	5,837,347

Income from Operations	403,926	155,195

Other Income (Expense):
Interest income	1,308	9,133
Interest expense, others	(294,142)	(226,352)
Interest expense, related parties	(718)	(14,872)
Other expense	4,200	-
	(289,352)	(232,092)

Income (Loss ) Before Income Taxes	114,574	(76,896)
Income Tax Expense	(10,642)	(10,642)
Net Income (Loss)	103,932	(87,538)
Net Income Attributable to Noncontrolling Interest	(8,118)	(51,930)
Net Income (Loss) Attributable to AdCare Health Systems, Inc.	$ 95,814	$ (139,468)

Net Income (Loss) Per Share, Basic	$ 0.03	$ (0.02)
Net Income (Loss) Per Share, Diluted	$ 0.03	$ (0.02)

Weighted Average Common Shares Outstanding,
Basic	3,786,129	3,786,129
Diluted	3,815,820	3,786,129

See notes to consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
(Unaudited)

			Common Stock
		Accumulated	and Additional	Noncontrolling
	Total	Deficit	Paid-in Capital	Interest

Balance, December 31, 2008:	$4,790,628	$(10,245,532)	$14,766,967	$269,193

Warrants issued in connection with consulting
agreement	12,567	-	12,567	-
Stock option compensation expense	11,158	-	11,158	-
Net income	95,814	95,814	-	-
Net income attributable to noncontrolling interest	8,118	-	-	8,118
Balance, March 31, 2009	$4,918,285	$(10,149,718)	$14,790,692	$277,311

See notes to consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three-Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net Income (Loss)	$ 95,814	$ (139,468)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	225,308	226,694
Warrants issued for services	24,742	7,512
Stock option compensation expense	11,158	9,576
Minority interest	8,118	51,930
Note receivable forgiveness exchanged for rent	-	9,000
Changes in certain assets and liabilities:
Accounts receivable	139,897	(110,987)
Prepaid expenses and other	(55,028)	24,640
Other assets	89,766	(100,614)
Accounts payable and accrued expenses	(317,570)	9,343
Income tax liability	10,642	10,642
Other liabilities	249,741	9,730
Net cash provided by operating activities	482,588	7,998

Cash flows from investing activities:
Increase in restricted cash	13,819	230,811
Purchase of property plant and equipment	(70,615)	(157,373)
Net cash (used in) provided by investing activities	(56,796)	73,438

Cash flows from financing activities:
Proceeds from notes payable	2,768	-
Repayment of notes payable to stockholder	(2,032)	-
Prepaid financing costs	-	1,786
Repayment on notes payable	(140,824)	(123,847)
Net cash used in financing activities	(140,088)	(122,061)

Net Increase (Decrease) in Cash	285,704	(40,625)
Cash, Beginning	1,266,315	926,625
Cash, Ending	$ 1,552,019	$ 886,000

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 292,528	$ 265,760
Supplemental Disclosure of Non-Cash Activities:
Rent in exchange of note receivable repayment	$ -	$ 9,000

See notes to consolidated financial statements.